UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2013

WABCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33332	20-8481962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Chaussee de Wavre, 1789 1160 Brussels, Belgium One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: 32-2-663-9-800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2013, the stockholders of WABCO Holdings Inc. (the “Company”) voted to approve the Amended and Restated WABCO Holdings Inc. 2009 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). The principal modifications in the Omnibus Incentive Plan included (i) modifying the manner in which certain types of awards count against the number of shares of common stock authorized for issuance under the Omnibus Incentive Plan, thereby eliminating the separate limit for restricted stock and restricted stock units, (ii) creating a new class of equity based incentive awards under the Omnibus Incentive Plan as a catch-all category with a separate maximum individual limit, and (iii) making other clarifying and administrative amendments. The number of shares available for grant under the Omnibus Incentive Plan was not increased.

The material terms of the Omnibus Incentive Plan are summarized on pages 53-59 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2013 (the “Proxy Statement”), which description is incorporated by reference herein. This description is qualified in its entirety by reference to the Omnibus Incentive Plan, a copy of which is included as Appendix C to the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

A total of 58,652,240 (93.4%) of the Company’s issued and outstanding common shares held of record on April 5, 2013 were present either in person or by proxy at the Company’s 2013 Annual Meeting of Shareholders held on May 30, 2013 (the “Annual Meeting”). The information below is a summary of the final voting results on the proposals considered and voted upon at the meeting.

Election of Directors

The following persons were duly elected as directors of the Company for new terms which will expire at the Company’s Annual Meeting of Shareholders in 2016, or until their successors are duly elected and qualified. The table below sets forth the voting results for each nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jacques Esculier	54,356,149	1,030,423	3,265,668
Kenneth J. Martin	54,561,248	825,324	3,265,668
Donald J. Stebbins	54,497,162	889,410	3,265,668

Ratification of Auditors

At the Annual Meeting, the Company’s stockholders ratified the appointment of Ernst & Young Bedrijfsrevisoren BCVBA/Reviseurs d’Entreprises SCCRL as the Company’s independent registered public accounting firm for the year ending December 31, 2013. Set forth below is the result of the stockholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Accountants for Fiscal Year 2013	58,608,303	39,355	4,582	—

Approval of Amended and Restated Omnibus Incentive Plan

At the Annual Meeting, the Company’s stockholders voted to approve the Omnibus Incentive Plan. Set forth below is the result of the stockholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the Amended and Restated WABCO Holdings Inc. 2009 Omnibus Incentive Plan	53,298,002	2,078,872	9,698	3,265,668

Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s stockholders voted to approve, on an advisory basis, the executive compensation of the Company’s named executive officers. Set forth below is the result of the stockholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approve, on an Advisory Basis, the Compensation Paid to the Company’s Named Executive Officers (“Say-on-Pay”)	54,928,564	432,099	25,909	3,265,668

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

10.1	Amended and Restated WABCO Holdings Inc. 2009 Omnibus Incentive Plan (incorporated by reference to Appendix C to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2013	WABCO HOLDINGS INC.

	By:	/s/ Vincent Pickering
	Name:	Vincent Pickering
	Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Amended and Restated WABCO Holdings Inc. 2009 Omnibus Incentive Plan (incorporated by reference to Appendix C to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2013).